                                                                    Exhibit 23.1

                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated December 29, 1995 included in Digital Solutions, Inc.'s Form 10-K for the year ended September 30, 1995 and to all references to our Firm included in this registration statement.

                                                       /s/ ARTHUR ANDERSEN LLP
                                                       ---------------------
                                                       Arthur Andersen LLP

Roseland, New Jersey
July 30, 1996